Exhibit 99.1
VALENTEC SYSTEMS, INC.
2006 EQUITY INCENTIVE PLAN
1.  Purpose and Duration
     1.1.      Purpose. The purpose of the VALENTEC SYSTEMS, INC. 2006 Equity Incentive Plan is to encourage employees and other persons or entities who, in the opinion of the Board, are in a position to contribute significantly to the success of the Company and its Affiliates (including, without limitation, Non-Employee Directors, consultants, advisers, independent contractors and other service providers) to enter into and to maintain continuing and long-term relationships with the Company. It is not a purpose of the Plan to reward Participants for the completion of specific projects or discrete periods of Service which may fall between consecutive vesting periods of any Award granted under the Plan.
     1.2.      Effective Date. The Plan is effective as of the date of its adoption by the Board.
     1.3.      Expiration Date. The Plan shall expire ten (10) years from the date of the adoption of the Plan by the Board. In no event shall any Awards be made under the Plan after such expiration date, but Awards previously granted may extend beyond such date.
2.   Definitions
     As used in the Plan, the following capitalized words shall have the meanings indicated:
     2.1.      “Affiliate” means a “parent corporation” or “subsidiary corporation” of the Company within the meaning of Section 424(e) or Section 424(f), as the case may be, of the Code, and any other business venture (including without limitation any joint venture or limited liability company) in which the Company has a significant interest, as determined by the Board.
     2.2.      “Award” means, individually or collectively, a grant under the Plan of Options or Restricted Stock, or any other equity-based Award made pursuant to Section 8, below.
     2.3.      “Award Agreement” means the written agreement setting forth the terms and provisions applicable to an Award granted under the Plan.
     2.4.      “Board” means the Board of Directors of the Company.
     2.5.      “Cause” has the meaning assigned to it in Section 9.6.2, below.
     2.6.      “Code” means the Internal Revenue Code of 1986, as amended.
     2.7.      “Committee” means, if established by the Board to administer the Plan, a Compensation Committee of the Board. If and when the Common Stock is registered under the Exchange Act, the Board shall appoint a Compensation Committee of not fewer than two members, each of whom shall be a Non-Employee Director and an “outside director” within the meaning of Section 162(m) of the Code, or any successor provision.
     2.8.      “Common Stock” means the Company’s common stock, $0.01 par value per share.
     2.9.      “Company” means VALENTEC SYSTEMS, INC., a Delaware

Valentec Systems, Inc. — Equity Incentive Plan
corporation, or any successor thereto.
     2.10.      “Director” means any individual who is a member of the Board.
     2.11.      “Disability” except as provided in an applicable Award Agreement, means “disability” as such term is defined in Section 22(e)(3) of the Code.
     2.12.      “Disqualifying Disposition” means any disposition (within the meaning of Section 424(c) of the Code) of Shares acquired upon the exercise of an ISO before the later of (a) two years after the Participant was granted the ISO or (b) one year after the Participant acquired the Shares by exercising the ISO.
     2.13.      “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     2.14.      “Fair Market Value” means, with respect to a Share as of any date of determination, in the discretion of the Board, (i) the closing price per Share on such date, as reported in the Wall Street Journal, on the principal exchange for the Shares or the Nasdaq National Market (or successor trading system) or if the determination date was not a trading day, the closing price per Share on the last market trading day prior to time of determination on which there was a sale of such Shares, (ii) the average closing price per Share, as reported in the Wall Street Journal, during the 20-day period that ends on such date on the principal exchange for the Shares or the Nasdaq National Market (or such successor trading system) or (iii) if Shares are not publicly traded, the fair market value of such Share as determined by the Board in accordance with a valuation method approved by the Board in good faith; provided, however, for purposes of a grant of an NQO or other stock-based Award, the fair market value of such Share as determined in a manner consistent with Section 409A Authority.
     2.15.      “Grant Date” means the effective date of an Award as specified by the Board and set forth in the applicable Award Agreement.
     2.16.      “Incentive Stock Option” or “ISO” means an option to purchase Shares awarded to a Participant under Section 6 of the Plan that is intended to meet the requirements of Section 422 of the Code.
     2.17.      “Non-Employee Director” means a “non-employee director” as that term is defined in Rule 16b-3 promulgated under the Exchange Act, or any successor provision.
     2.18.      “Nonqualified Stock Option” or “NQO” means an option to purchase Shares awarded to a Participant under Section 6 of the Plan that is not intended to be an ISO.
     2.19.      “Option” means an ISO or an NQO.
     2.20.      “Participant” means an individual or entity selected by the Board to receive an Award under the Plan.
     2.21.      “Plan” means the VALENTEC SYSTEMS, INC. 2006 Equity Incentive Plan set forth in this document and as hereafter amended from time to time in accordance with Section 10.2.
     2.22.      “Restricted Period” means the period of time selected by the Board during which Shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability.

Valentec Systems, Inc. — Equity Incentive Plan
     2.23.      “Restricted Stock” means Shares awarded to a Participant under Section 7 of the Plan pursuant to an Award that entitles the Participant to acquire Shares for a purchase price (which may be zero if permissible under applicable law), subject to such conditions as the Board may determine to be appropriate, including a Company right during a specified period or periods to repurchase the Shares at their original purchase price (or to require forfeiture of the Shares if the purchase price was zero and if permissible under applicable law) upon conditions specified in connection with the Award.
     2.24.      “Section 409A Authority” means the requirements of paragraphs (a)(2), (a)(3), and (a)(4) of Section 409A of the Code, as interpreted by IRS Notice 2005-1, Prop. Regs. 1.409A-1, et seq., and any further guidance issued by the Internal Revenue Service.
     2.25.      “Securities Act” means the Securities Act of 1933, as amended.
     2.26.      “Service” means the service of a Participant to the Company or an Affiliate as a common law employee, a Director, consultant, adviser, independent contractor or other service provider, and includes the continuing relationship of the Participant to the Company or an Affiliate as a Director, consultant, adviser, independent contractor or other service provider following termination of the Participant’s employment.
     2.27.      “Shares” means shares of the Company’s Common Stock.
     2.28.      “Voting Securities” means with respect to any corporation or other entity, securities having the right to vote in an election of the board of directors, or the equivalent of a board of directors, of such corporation or other entity.
3.   Administration of the Plan
     3.1.      Administration by the Board. The Plan shall be administered by the Board, which shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall consider advisable from time to time, to interpret the provisions of the Plan and any Award and to decide all disputes arising in connection with the Plan. The Board’s decisions and interpretations shall be final and binding on all parties. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan. In the event that the Board establishes a Committee, the Plan shall be administered by the Committee, in which case references in the Plan to the Board shall be references to the Committee to the extent the context may so require.
     3.2.      Appointment of a Committee. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to a Committee. In the event that the Board establishes a Committee, references in the Plan to the “Board” shall be references to the Committee to the extent of such delegation.
     3.3.      Section 409A. Awards granted under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules, and the Plan and such Awards shall be construed accordingly. Granted Awards may be modified at any time, in the Board’s discretion, so as to increase the likelihood of exemption from or compliance with the rules of Section 409A of the Code. Notwithstanding the foregoing, neither the Company nor the Board shall have any liability to any Participant, or to any other party, if an Award (or any portion thereof), whether prior to or subsequent to any such modification that may be made, is determined to be subject to the provisions of

Valentec Systems, Inc. — Equity Incentive Plan
Section 409A of the Code.
4.   Eligibility of Participants
     The persons eligible to receive Awards under the Plan shall be the directors, executive officers, employees, consultants, advisers, independent contractors and other service providers of the Company and its Affiliates who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company (or an Affiliate). Participants need not be individuals or employees of the Company (or an Affiliate).
5.   Stock Available for Awards
     5.1.      Aggregate Number of Shares Available for Awards. Subject to Section 9.13, Awards may be granted under the Plan in respect of up to 2,000,000 Shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares or treasury Shares.
     5.2.      Lapsed, Forfeited or Expired Awards. If any Award expires or is terminated before exercise or is forfeited for any reason, the Shares subject to such Award, to the extent of such expiration, termination or forfeiture, shall again be available for award under the Plan.
     5.3.      Maximum Number of Shares Subject to any Award. Subject to Section 9.13, the number of Shares in respect of which a Participant may receive Awards under the Plan in any year shall not exceed 500,000.
6.   Stock Options
     6.1.      Grant of Options. Subject to the terms and provisions of the Plan, the Board may award Options and determine the number of Shares subject to each Option, the exercise price therefor, the term of the Option, and any other conditions and limitations applicable to the exercise of the Option and the holding of any Shares acquired upon exercise of the Option. The Board may grant ISOs, NQOs or a combination thereof; provided, however, that Participants who are not employees of the Company may not be granted ISOs. Neither the Company nor the Board shall have any liability to any Participant, or to any other party, if an Option (or any portion thereof) (i) that is intended to be an ISO is determined not to be an ISO (including, without limitation, due to a determination that the exercise price per Share of the Option was less than the Fair Market Value per Share of the Shares subject to the Option as of the Grant Date).
     6.2.      Exercise Price. Subject to the provisions of this Section 6, the exercise price for each Option, and the manner of payment thereof, shall be determined by the Board in its sole discretion.
     6.3.      Restrictions on Option Transferability and Exercisability. Except as set forth in the applicable Award Agreement, no Option shall be transferable by the Participant other than by will or the laws of descent and distribution, and all Options shall be exercisable, during the Participant’s lifetime, only by the Participant. In no event shall ISOs be transferable by the Participant other than by will or the laws of descent and distribution.
     6.4.      Certain Additional Provisions for Incentive Stock Options.
                  6.4.1. Exercise Price. In the case of an ISO, the exercise price shall be

Valentec Systems, Inc. — Equity Incentive Plan
not less than 100% of the Fair Market Value on the Grant Date of the Shares subject to the Option; provided, however, that if on the Grant Date the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate, the exercise price shall be not less than 110% of the Fair Market Value on the Grant Date of the Shares subject to the Option.
                  6.4.2. Exercisability. Subject to Sections 9.3 and 9.4, the aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed US$100,000.
                  6.4.3. Eligibility. ISOs may be granted only to persons who are employees of the Company or an Affiliate on the Grant Date.
                  6.4.4. Expiration. No ISO may be exercised after the expiration of ten years from the Grant Date; provided, however, that if the Option is granted to a Participant who, together with persons whose stock ownership is attributed to the Participant pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate, the ISO may not be exercised after the expiration of five years from the Grant Date.
                  6.4.5. Compliance with Section 422 of the Code. The terms and conditions of ISOs shall be subject to and comply with Section 422 of the Code or any successor provision.
                  6.4.6. Notice to Company of Disqualifying Disposition. Each Participant who receives an ISO agrees to notify the Company in writing within ten days after the Participant makes a Disqualifying Disposition of any Shares received pursuant to the exercise of the ISO.
                  6.4.7. Substitute Options. Notwithstanding the provisions of Section 6.4.1, in the event that the Company or any Affiliate consummates a transaction described in Section 424(a) of the Code (relating to the acquisition of property or stock from an unrelated corporation), individuals who become employees or consultants of the Company or any Affiliate on account of such transaction may be granted ISOs in substitution for options granted by their former employer. The Board, in its sole discretion and consistent with Section 424(a) of the Code, shall determine the exercise price of such substitute Options.
     6.5      NQO Presumption. An Option granted pursuant to the Plan shall be presumed to be a NQO unless expressly designated an ISO in the applicable Award Agreement.
7.  Restricted Stock
     7.1.      Grant of Restricted Stock. The Board may award Shares of Restricted Stock and determine the purchase price, if any, therefor, the duration of the Restricted Period, if any, the conditions, if any, under which the Shares may be forfeited to or repurchased by the Company and any other terms and conditions of the Awards. The Board may modify or waive any restrictions, terms and conditions with respect to any Restricted Stock. Shares of

Valentec Systems, Inc. — Equity Incentive Plan
Restricted Stock may be issued for such consideration, if any, as is determined by the Board, subject to applicable law.
     7.2.      Transferability. Except as set forth in the applicable Award Agreement, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered.
     7.3.      Evidence of Award. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period(s), the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant.
     7.4.      Shareholder Rights. A Participant shall have all the rights of a shareholder with respect to Restricted Stock awarded, including voting and dividend rights, unless otherwise provided in the Award Agreement.
8.   Other Stock-Based Awards
     The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of warrants to purchase Common Stock, stock appreciation rights, phantom stock awards or stock units. Neither the Company nor the Board shall have any liability to any Participant, or to any other party, if an Award granted pursuant to this Section 8 is subject to the provisions of Section 409A of the Code.
9.   General Provisions Applicable to Awards
     9.1.      Legal and Regulatory Matters. The delivery of Shares shall be subject to compliance with (i) applicable federal and state laws and regulations, (ii) if the outstanding Shares are listed at the time on any stock exchange, the listing requirements of such exchange and (iii) the Company’s counsel’s approval of all other legal matters in connection with the issuance and delivery of the Shares. If the sale of the Shares has not been registered under the Securities Act, the Company may require, as a condition to delivery of the Shares, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing the Shares bear an appropriate legend restricting transfer.
     9.2.      Written Award Agreement. The terms and provisions of an Award shall be set forth in an Award Agreement approved by the Board and delivered or made available to the Participant as soon as practicable following the Grant Date. If the Award is an Option Award, the Award Agreement shall specify whether the Option is intended to be an ISO or a NQO.
     9.3.      Determination of Restrictions on the Award. The vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Board and set forth in the applicable Award Agreement. Notwithstanding the foregoing and except as provided in an applicable Award Agreement,

Valentec Systems, Inc. — Equity Incentive Plan
the Board may accelerate (i) the vesting or payment of any Award (including an ISO), (ii) the lapse of restrictions on any Award (including an Award of Restricted Stock) and (iii) the date on which any Award first becomes exercisable.
     9.4.      Change in Control. Notwithstanding any other provision of the Plan, but subject to the provisions of any particular Award Agreement, in the event of any Change in Control (as defined below) of the Company, and in anticipation thereof if required by the circumstances, the Board, in its sole discretion (and in addition to or in lieu of any actions permitted to be taken by the Company under the terms of any particular Award Agreement), may, on either an overall or a Participant by Participant basis, (i) accelerate the exercisability, prior to the effective date of such Change in Control, of any outstanding Awards (and terminate the restrictions applicable to any Shares of Restricted Stock), (ii) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, within a specified number of days after the date of such notice, at the end of which period such Awards shall terminate, (iii) if there is a surviving or acquiring entity, and subject to the consummation of such Change in Control, cause that entity or an affiliate of that entity to grant replacement awards having such terms and conditions as the Board determines to be appropriate in its sole discretion, upon which replacement the replaced Options, other stock-based Awards, or Restricted Stock shall be terminated or cancelled, as the case may be, (iv) terminate any outstanding Awards and make such payments, if any, therefor (or cause the surviving or acquiring entity to make such payments, if any, therefor) as the Board determines to be appropriate in its sole discretion (including, without limitation, with respect to only the then exercisable portion of such Awards based on the Fair Market Value of the underlying Shares as determined by the Board in good faith), upon which termination such Awards shall immediately cease to have any further force or effect, (v) repurchase (or cause the surviving or acquiring entity to purchase) any Shares of Restricted Stock for such amounts, if any, as the Board determines to be appropriate in its sole discretion (including, without limitation, an amount with respect to only the vested portion of such Shares (i.e., the portion that is not then subject to forfeiture or repurchase at a price less than their value), based on the Fair Market Value of such vested portion as determined by the Board in good faith), upon which purchase the holder of such Shares shall surrender such Shares to the purchaser, or (vi) take any combination (or none) of the foregoing actions. Unless the Board determines otherwise, the foregoing actions shall be taken, if at all, on terms and conditions consistent with Section 409A of the Code. Except as provided in an applicable Award Agreement, for purposes of this Plan, a “Change in Control” shall mean and include any of the following:
                  9.4.1. a merger or consolidation of the Company with or into any other corporation or other entity in which holders of the Company’s Voting Securities immediately prior to such merger or consolidation will not continue to hold at least a majority of the outstanding Voting Securities of the Company;
                  9.4.2. a sale, lease, exchange or other transfer (in one transaction or a related series of transactions, but excluding any merger or consolidation not having an effect described in Section 9.4.1) of all or substantially all of the Company’s assets;
                  9.4.3. the acquisition by any person or any group of persons, acting together in any transaction or related series of transactions, of such quantity of the Company’s Voting Securities as causes such person, or group of persons, to own

Valentec Systems, Inc. — Equity Incentive Plan
beneficially, directly or indirectly, as of the time immediately after such transaction or series of transactions, 50% or more of the combined voting power of the Voting Securities of the Company other than as a result of (i) an acquisition of securities directly from the Company or (ii) an acquisition of securities by the Company which by reducing the Voting Securities outstanding increases the proportionate voting power represented by the Voting Securities owned by any such person or group of persons to 50% or more of the combined voting power of such Voting Securities; or
                  9.4.4. the liquidation or dissolution of the Company.
     9.5.      Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances. The Awards so granted shall not reduce the number of Shares that would otherwise be available for Awards under the Plan.
9.6.      Termination of Service.
                  9.6.1. Termination of Service in General. Except as set forth in the applicable Award Agreement or as otherwise determined by the Board, upon the termination of the Service of a Participant, the Participant’s Award shall expire on the earliest of the following occasions:
(i)	in the case of an ISO, the expiration date determined pursuant to Section 6.4.4;

(ii)	subject to Section 9.6.2, below, the date that is three (3) months after the voluntary termination of the Participant’s Service or the termination of the Participant’s Service by the Company (or by an Affiliate) other than for Cause;

(iii)	the date of the termination of the Participant’s Service by the Company (or by an Affiliate) for Cause;

(iv)	the date one (1) year after the termination of the Participant’s Service by reason of Disability; or

(v)	the date one (1) year after the termination of the Participant’s Service by reason of the Participant’s death.
     Except as provided in an applicable Award Agreement, the Participant may exercise all or any part of the Participant’s Award at any time before the expiration of such Award under this Section 9.6.1, but only to the extent that such Award had become exercisable before the Participant’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Participant’s Service terminated (or vested as a result of the termination). The balance of such Award shall lapse when the Participant’s Service terminates. In the event that the Participant dies during the Participant’s Service, or after the termination of the Participant’s Service but before the expiration of the Participant’s Award all or part of such Award may be exercised (prior to expiration) by the executors or administrators of the Participant’s estate or by any person who has acquired such Award directly from the Participant by beneficiary designation, bequest or inheritance, but only to the extent that such Award had become exercisable

Valentec Systems, Inc. — Equity Incentive Plan
before the Participant’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Participant’s Service terminated (or vested as a result of the termination).
                  9.6.2. Definition of Cause. “Cause” means and includes dishonesty, theft, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the Company or any Affiliate, as determined by the Board, whose determination shall be final and binding on the Company and the Participant. Notwithstanding anything to the contrary in the Plan, if the Board determines after the termination of the Participant’s Service that the Participant has engaged in conduct constituting Cause (whether before or after the termination of the Participant’s Service), the Participant’s Award shall terminate immediately to the extent not exercised in accordance with the terms of the applicable Award Agreement.
                  9.6.3. Date of Termination of Service. The date of the termination of a Participant’s Service for any reason shall be determined by the Board in its sole discretion. For purposes of the Plan, however, the following events shall not be deemed a termination of Service of a Participant: (i) a transfer of Service from the Company to an Affiliate, from an Affiliate to the Company, or from one Affiliate to another Affiliate; or (ii) a leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Participant’s right to employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board otherwise so provides in writing; provided, however, that if the Participant fails to resume his or her active Service to the Company upon the completion of such leave of absence, then the Board may, to the extent permitted by applicable law, deem such Participant’s Service to have terminated as of the commencement of such leave of absence. For purposes of the Plan, employees of an Affiliate shall be deemed to have terminated their Service on the date on which such Affiliate ceases to be an Affiliate.
     9.7.      Effect of Termination of Service. The Board shall have full authority to determine and specify in the applicable Award Agreement the effect, if any, that a Participant’s termination of Service for any reason will have on the vesting, exercisability, payment or lapse of restrictions applicable to an outstanding Award.
     9.8.      Grant of Awards. Each Award may be made alone, in addition to or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.
     9.9.      Settlement of Awards.
                  9.9.1. General. No Shares shall be delivered in connection with any Award unless and until (i) the requirements of Section 9.1 of this Plan and of the relevant Award Agreement have been satisfied and (ii) payment in full of the price therefor, if any, is received by the Company. Such payment may be made in whole or in part in cash or by check or, to the extent permitted by the Board at or after the Grant Date, by delivery of (A) a promissory note that (x) bears interest at a rate determined by the Board to be a fair market rate for the individual Participant at the time the Shares are issued, (y) is full recourse (including with respect to the payment of

Valentec Systems, Inc. — Equity Incentive Plan
interest) to the Participant, and (z) contains such other terms as may be determined by the Board (and, if required by applicable law, delivery by the Participant of cash or check in an amount equal to the aggregate par value of the Shares purchased), (B) Shares, including Restricted Stock, valued at their Fair Market Value on the date of exercise, or (C) such other lawful consideration as the Board shall determine.
                  9.9.2. Certain Indebtedness to the Company. No Option or other Award may be exercised at any time after the Board has determined, in good faith, that the Participant is indebted to the Company or any Affiliate for advances of salary, advances of expenses, recoverable draws or other amounts unless and until either (a) such indebtedness is satisfied in full or (b) such condition is waived by the Board. The period during which any Option or other Award may by its terms be exercised shall not be extended during any period in which the Participant is prohibited from such exercise by the preceding sentence, and the Company shall have no liability to any Participant, or to any other party, if any Option or other Award expires unexercised in whole or in part during such period or if any Option that is intended to be an ISO is deemed to be a NQO because such Option is not exercised within three months after the termination of the Participant’s employment with the Company or an Affiliate.
     9.10. Withholding Requirements and Arrangements.
                  9.10.1. NQOs. In the case of any NQO, the Board may require the Participant to remit to the Company an amount sufficient to satisfy the minimum statutory federal, state and local withholding tax obligations of the Company with respect to the exercise of such NQO (or make other arrangements satisfactory to the Board with regard to such taxes, including withholding from regular cash compensation, providing other security to the Company, or remitting or foregoing the receipt of Shares having a Fair Market Value on the date of delivery sufficient to satisfy such minimum statutory obligations) prior to the delivery of any Shares in respect of such NQO.
                  9.10.2. ISOs. In the case of an ISO, if at the time the ISO is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal, state or local tax with respect to a disposition of the Shares received upon exercise, the Board may require the Participant to agree to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.
                  9.10.3. Restricted Stock. In the case of any Shares of Restricted Stock that are “substantially vested” (within the meaning of Treasury Regulations Section 1.83-3(b)) upon issuance, the Board may require the Participant to remit to the Company an amount sufficient to satisfy the minimum statutory federal, state or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes, including withholding from regular cash compensation, providing other security to the Company, or remitting or foregoing the receipt of Shares having a Fair Market Value on the date of delivery sufficient to satisfy such obligations) prior to the issuance of any such Shares. In the case of any Shares of Restricted Stock that are not “substantially vested” upon issuance, if the

Valentec Systems, Inc. — Equity Incentive Plan
Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal or state tax with respect to such Shares, the Board may require the Participant to remit to the Company an amount sufficient to satisfy any such potential liability (or make other arrangements satisfactory to the Company with respect to such taxes, including withholding from regular cash compensation, providing other security to the Company, or remitting or foregoing the receipt of Shares having a Fair Market Value on the date of delivery sufficient to satisfy such obligations) at the time such Shares of Restricted Stock are delivered to the Participant, at the time the Participant makes an election under 83(b) of the Code with respect to such Shares and/or at the time such Shares become “substantially vested,” and to agree to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.
                  9.10.4. Retention of Shares. With respect to any Participant subject to Section 16(a) of the Exchange Act, any retention of Shares by the Company to satisfy a tax obligation with respect to such Participant shall be made in compliance with any applicable requirements of Rule 16b-3(e) or any successor rule under the Exchange Act.
                  9.10.5. Offset Against Payments. The Company may, to the extent permitted by law, deduct any tax obligations of a Participant from any payment of any kind otherwise due to the Participant.
     9.11.      No Effect on Employment. The Plan shall not give rise to any right on the part of any Participant to continue in the employ of the Company or any Affiliate. The loss of existing or potential profit in Awards granted under the Plan shall not constitute an element of damages in the event of termination of the relationship of a Participant even if the termination is in violation of an obligation of the Company to the Participant by contract or otherwise.
     9.12.      No Rights as Shareholder. Subject to the provisions of the Plan and the applicable Award Agreement, no Participant shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she becomes the holder thereof.
     9.13.      Adjustments. Upon the happening of any of the following described events, a Participant’s rights with respect to Awards granted hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the Award Agreement, provided, however, that (a) a Participant’s rights shall not be adjusted, without the Participant’s consent, to the extent, in the case of an ISO, and (b) unless the Board determines otherwise, any such adjustments shall be done on terms and conditions consistent with Section 409A of the Code.
                  9.13.1. Stock Splits and Recapitalizations. In the event the Company issues any of its Shares as a stock dividend upon or with respect to the Shares, or in the event Shares shall be subdivided or combined into a greater or smaller number of Shares, or if, upon a merger or consolidation (except those described in Section 9.4), reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, Shares shall be exchanged for other securities of the Company, securities of another entity, cash or other property, each Participant upon exercising an Option (for

Valentec Systems, Inc. — Equity Incentive Plan
the purchase price to be paid under the Option) shall be entitled to purchase such number of Shares, other securities of the Company, securities of such other entity, cash or other property as the Participant would have received if the Participant had been the holder of the Shares with respect to which the Award is exercised at all times between the Grant Date of the Award and the date of its exercise, and appropriate adjustments shall be made in the purchase price per Share. In determining whether any Award granted hereunder has vested, appropriate adjustments will be made for distributions and transactions described in this Section 9.13.1.
                  9.13.2. Restricted Stock. If any person owning Restricted Stock receives new or additional or different shares or securities (“New Securities”) in connection with a corporate transaction or stock dividend described in Section 9.13.1 as a result of owning such Restricted Stock, the New Securities shall be subject to all of the conditions and restrictions applicable to the Restricted Stock with respect to which such New Securities were issued.
                  9.13.3. Fractional Shares. No fractional Shares shall be issued under the Plan. Any fractional Shares which, but for this Section, would have been issued shall be deemed to have been issued and immediately sold to the Company for their Fair Market Value, and the Participant shall receive from the Company cash in lieu of such fractional Shares.
                  9.13.4. Recapitalization. The Board may adjust the number of Shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property, or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.
                  9.13.5. Further Adjustment. Upon the happening of any of the events described in Sections 9.13.1 or 9.13.4, the class and aggregate number of Shares set forth in Section 5.1 hereof that are subject to Awards which previously have been or subsequently may be granted under the Plan, and the number of Shares set forth in Section 5.3 hereof that may be granted to a Participant in any year shall be appropriately adjusted to reflect the events described in such Sections. The Board shall determine the specific adjustments to be made under this Section 9.13.5.
     9.14.      Other Transfer Restrictions. Notwithstanding any other provision of the Plan, in order to qualify for the exemption provided by Rule 16b-3 under the Exchange Act, and any successor provision, (i) any Restricted Stock offered under the Plan to a Participant subject to Section 16 of the Exchange Act (a “Section 16 Participant”) may not be sold for six (6) months after acquisition; (ii) any Shares or other equity security acquired by a Section 16 Participant upon exercise of an Option may not be sold for six (6) months after the date of grant of the Option; and (iii) any Option or other similar right related to an equity security issued under the Plan shall not be transferable except in accordance with the rules under Section 16 of the Exchange Act, subject to any other applicable transfer restrictions under the Plan or the Award Agreement. The Board shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify a transaction under the Plan from the exemption provided by Rule 16b-3 under the Act, or any successor provision.

Valentec Systems, Inc. — Equity Incentive Plan
10.  Amendment and Termination
     10.1.      Amendment, Suspension, Termination of the Plan. The Board may amend, suspend or terminate the Plan in whole or in part at any time and for any reason; provided, however, that any amendment of the Plan which is necessary to comply with any applicable tax or regulatory requirement, including any requirements for exemptive relief under Section 16(b) of the Exchange Act or any successor provision, shall be subject to the approval of the Company’s stockholders if such approval is required by law. Stockholder approval shall not be required for any other amendment of the Plan. No amendment, suspension or termination of the Plan shall materially adversely affect the rights of a Participant, without such Participant’s consent, with respect to any Award previously made.
     10.2.      Amendment, Suspension, Termination of an Award. The Board may modify, amend or terminate any outstanding Award, including, without limitation, substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an ISO to a NQO; provided, however, that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially adversely affect the Participant.
11.  Authorization of Sub-Plans
     The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to this Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.
12.   Tax Consequences
     Any tax consequences arising from the grant or exercise of any Award, from the payment for Shares covered thereby or from any other event or act (of the Participant or the Company or any Affiliate) hereunder, shall be borne solely by the Participant. The Company or any Affiliate shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. The Company shall not be required to release any Share certificate to an Participant until all required payments have been fully made.
     Furthermore, the Participant shall agree to indemnify the Company, and if applicable, the Affiliate that employs or engages the Participant and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.
13.  Legal Construction
     13.1.      Captions. The captions provided herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan or serve as a basis for interpretation or construction of the Plan.

Valentec Systems, Inc. — Equity Incentive Plan
     13.2.      Severability. In the event any provision of the Plan is held invalid or illegal for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
     13.3.      Governing Law. The Plan and all rights under the Plan shall be construed in accordance with and governed by the internal laws of Delaware, without giving effect to the principles of the conflicts of laws thereof.
     13.4.      Variation of Pronouns. When used herein, pronouns and variations thereof shall be deemed to refer to the masculine, feminine or neuter or to the singular or plural as the identity of the person or persons referenced or the context may require.